UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 2, 2015

CKX Lands, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Louisiana

(State or Other Jurisdiction of Incorporation)

1-31905	72-0144530
(Commission File Number)	(IRS Employer Identification No.)

1508 Hodges Street, Lake Charles, LA	70601
(Address of Principal Executive Offices)	(Zip Code)

(337) 493-2399

(Registrant’s Telephone Number, Including Area Code)

_______________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 2, 2015, the Audit Committee (the “Audit Committee”) of the Board of Directors of CKX Lands, Inc. approved the engagement of MaloneBailey LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2015, effective immediately, and accepted the resignation of McElroy, Quirk & Burch (“MQB”), effective immediately, as the Company's independent registered public accounting firm.

MQB’s audit reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2014, and 2013, and the subsequent interim periods from January 1, 2015 through December 2, 2015, there were (i) no disagreements with MQB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to MQB’s satisfaction, would have caused MQB to make reference to the subject matter of the disagreement in connection with its reports and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided MQB with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”) and requested that MQB furnish it with a letter addressed to the SEC stating whether or not it agrees with the statements in this Current Report on Form 8-K. A copy of MQB’s letter dated December 2, 2015 is filed as Exhibit 16.1 to this report.

During the fiscal years ended December 31, 2014, and 2013, and the subsequent interim periods from January 1, 2015 through December 2, 2015, neither the Company nor anyone acting on its behalf has consulted with MaloneBailey regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that MaloneBaily concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of a “disagreement” or a “reportable event,” each as defined in Regulation S-K Item 304(a)(1), respectively.

Item 9.01.     Financial Statements and Exhibits

(d)	Exhibits:
	16.1	Letter of McElroy, Quirk & Burch, dated December 2, 2015 to the SEC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKX Lands, Inc.

Date: December 2, 2015	By:	/s/ Brian R. Jones
Brian R. Jones
President and Treasurer

Exhibit Index

(d)	Exhibits:
	16.1	Letter of McElroy, Quirk & Burch, dated December 2, 2015 to the SEC